KPMG
Tempe, AZ

Q4 2022 EARNINGS RELEASE & SUPPLEMENTAL INFORMATION

Cousins Properties	1	Q4 2022 Supplemental Information

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2022. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets, changes in existing market concentrations, or exits from existing markets; future changes in interest rates and liquidity of capital markets; and all statements that address operating performance, events, investments, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders.

Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Tampa, Phoenix, Charlotte, Dallas, and Nashville, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; inflation and continuing increases in the inflation rate; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust or meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company.

The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins Properties	2	Q4 2022 Supplemental Information

EARNINGS RELEASE

COUSINS PROPERTIES REPORTS FOURTH QUARTER AND FULL YEAR 2022 RESULTS
Provides Initial 2023 Earnings Guidance

ATLANTA (February 9, 2023) - Cousins Properties (NYSE:CUZ) today reported its results of operations for the quarter and year ended December 31, 2022.
“Fourth quarter results were solid, highlighted by 632,000 square feet of executed leases, our best quarter of the year," said Colin Connolly, president and chief executive officer of Cousins Properties. "Looking to 2023, our Sun Belt trophy portfolio is well positioned for the current economic climate with only modest near-term lease expirations. With our industry-leading balance sheet, we are uniquely positioned to capitalize on compelling investment opportunities that are likely to emerge."

Financial Results
For fourth quarter 2022:
•Net income available to common stockholders was $24.1 million, or $0.16 per share, compared to $167.3 million, or $1.12 per share, for fourth quarter 2021. Prior year results were impacted by gains from investment property transactions.
•Funds From Operations ("FFO") was $100.2 million, or $0.66 per share, compared to $102.8 million, or $0.69 per share, for fourth quarter 2021.
For year ended December 31, 2022:
•Net income available to common stockholders was $166.8 million, or $1.11 per share, compared to $278.6 million, or $1.87 per share, for year ended December 31, 2021. Prior year results were impacted by gains from investment property transactions.
•FFO was $408.8 million, or $2.72 per share, compared to $409.2 million, or $2.75 per share, for year ended December 31, 2021.

Operations and Leasing Activity
For fourth quarter 2022:
•Same property net operating income ("NOI") on a cash-basis increased 2.5%.
•Second generation net rent per square foot on a cash-basis increased 7.3%; it increased 27.7% excluding our non-core Houston market.
•Executed 632,000 square feet of office leases.
For year ended December 31, 2022:
•Same property NOI on a cash-basis increased 1.0%.
•Second generation net rent per square foot on a cash-basis increased 9.5%; it increased 14.6% excluding our non-core Houston market.
•Executed 1,976,000 square feet of office leases.

Cousins Properties	3	Q4 2022 Supplemental Information

EARNINGS RELEASE

Investment and Financing Activity
For fourth quarter 2022:
•Closed on a $400 million Term Loan that matures in March 2025, with four six-month extension options.
•Repaid in full our Promenade Tower and Legacy Union mortgages.
•Amended and extended the existing mortgages on our Terminus properties in Atlanta through 2031.

Earnings Guidance
For year ending December 31, 2023:
•Net income between $0.57 and $0.69 per share.
•FFO between $2.52 and $2.64 per share.
•Guidance does not include any operating property acquisitions, operating property dispositions, or development starts.
•Guidance reflects management’s current plans and assumptions as of the date of this report, and it is subject to the risks and uncertainties more fully described in our Securities and Exchange Commission filings. Actual results could differ materially from this guidance.

Investor Conference Call and Webcast
The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Friday, February 10, 2023 to discuss the results of the quarter and year ended December 31, 2022. The number to call for this interactive teleconference is (877) 247-1056. The live webcast of this call can be accessed on the Company's website, www.cousins.com, through the “Cousins Properties Fourth Quarter Conference Call” link on the Investor Relations page. A replay of the conference call will be available for seven days by dialing (877) 344-7529 and entering the passcode 4901640. The playback can also be accessed on the Company's website.

Cousins Properties	4	Q4 2022 Supplemental Information

COMPANY INFORMATION

THE COMPANY

Cousins Properties Incorporated ("Cousins") is a fully integrated, self-administered, and self-managed real estate investment trust (REIT). The Company, based in Atlanta and acting through its operating partnership, Cousins Properties LP, primarily invests in Class A office buildings located in high-growth Sun Belt markets. Founded in 1958, Cousins creates shareholder value through its extensive expertise in the development, acquisition, leasing, and management of high-quality real estate assets. The Company has a comprehensive strategy in place based on a simple platform, trophy assets, and opportunistic investments. For more information, please visit www.cousins.com.
MANAGEMENT

M. Colin Connolly	Gregg D. Adzema	Kennedy Hicks	Richard G. Hickson IV
President & Chief Executive Officer	Executive Vice President & Chief Financial Officer	Executive Vice President, Chief Investment Officer & Managing Director	Executive Vice President, Operations

John S. McColl	Pamela F. Roper	Jeffrey D. Symes
Executive Vice President, Development	Executive Vice President, General Counsel & Corporate Secretary	Senior Vice President & Chief Accounting Officer
BOARD OF DIRECTORS

Robert M. Chapman	Charles T. Cannada	M. Colin Connolly
Non-executive Chairman of Cousins Properties, Chief Executive Officer of Centerpoint Properties Trust	Private Investor	President and Chief Executive Officer of Cousins Properties

Scott W. Fordham	Lillian C. Giornelli	R. Kent Griffin Jr.
Former Chief Executive Officer and Director of TIER REIT, Inc.	Chairman, Chief Executive Officer and Trustee of The Cousins Foundation Inc.	Managing Director of Phicas Investors

Donna W. Hyland	Dionne Nelson	R. Dary Stone
President and Chief Executive Officer of Children's Healthcare of Atlanta	President and Chief Executive Officer of Laurel Street Residential	President and Chief Executive Officer of R.D. Stone Interests
COMPANY INFORMATION / EQUITY COVERAGE(1)

Corporate Headquarters	Transfer Agent	Barclays	BofA Securities	BMO Capital Markets	Evercore ISI	Green Street	J.P. Morgan
3344 Peachtree Road NE Suite 1800 Atlanta GA 30326 404.407.1000	American Stock Transfer & Trust Company LLC astfinancial.com 800.937.5449	Anthony Powell 212.526.8768	Camille Bonnel 416.369.2140	John Kim 212.885.4115	Steve Sakwa 212.446.9642	Dylan Burzinski 949.640.8780	Anthony Paolone 212.622.6682

Investor Relations	Stock Exchange	Mizuho Securities	RW Baird	Truist Securities	Wells Fargo	Wolfe Research
Roni Imbeaux Vice President, Finance & Investor Relations rimbeaux@cousins.com 404.407.1104	NYSE: CUZ	Vikram Malhotra 212.282.3827	David Rodgers 216.737.7341	Michael Lewis 212.319.5659	Blaine Heck 443.263.6529	Andrew Rosivach 646.582.9250
(1) Please note that any opinions, estimates, or forecasts regarding Cousins' performance made by the analysts listed above are theirs alone and do not represent opinions, forecasts, or predictions of Cousins or its management. Cousins does not, by its reference above or distribution, imply its endorsement of, or concurrence with, such information, conclusions, or recommendations.

Cousins Properties	5	Q4 2022 Supplemental Information

CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	December 31, 2022	December 31, 2021
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $1,079,662 and $874,988 in 2022 and 2021, respectively	$6,738,354	$6,506,910
Projects under development	111,400	174,803
Land	158,430	157,681
	7,008,184	6,839,394

Cash and cash equivalents	5,145	8,937
Restricted cash	—	1,231
Accounts receivable	8,653	12,553
Deferred rents receivable	184,043	154,866
Investment in unconsolidated joint ventures	112,839	77,811
Intangible assets, net	136,240	168,553
Other assets, net	81,912	48,689
Total assets	$7,537,016	$7,312,034
Liabilities:
Notes payable	$2,334,606	$2,237,509
Accounts payable and accrued expenses	271,103	224,523
Deferred income	128,636	74,515
Intangible liabilities, net	52,280	63,223
Other liabilities	103,442	111,864
Total liabilities	2,890,067	2,711,634
Commitments and contingencies
Equity:
Stockholders' investment:
Common stock, $1 par value per share, 300,000,000 shares authorized, 154,019,214 and 151,272,969 issued and 151,457,190 and 148,688,036 outstanding in 2022 and 2021, respectively	154,019	151,273
Additional paid-in capital	5,630,327	5,549,308
Treasury stock at cost, 2,562,024 and 2,584,933 shares in 2022 and 2021, respectively	(147,157)	(148,473)
Distributions in excess of cumulative net income	(1,013,292)	(985,338)
Accumulated other comprehensive income	1,767	—
Total stockholders' investment	4,625,664	4,566,770
Nonredeemable noncontrolling interests	21,285	33,630
Total equity	4,646,949	4,600,400
Total liabilities and equity	$7,537,016	$7,312,034

Cousins Properties	6	Q4 2022 Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenues:
Rental property revenues	$193,655	$186,975	$753,511	$739,063
Fee income	749	3,133	6,119	15,559
Other	138	46	2,660	451
	194,542	190,154	762,290	755,073
Expenses:
Rental property operating expenses	64,646	63,996	258,371	259,461
Reimbursed expenses	569	1,327	2,024	2,476
General and administrative expenses	6,762	7,307	28,319	29,321
Interest expense	22,083	16,454	72,537	67,027
Depreciation and amortization	75,866	73,693	295,587	288,092
Other	1,257	296	2,134	2,131
	171,183	163,073	658,972	648,508

Income from unconsolidated joint ventures	662	975	7,700	6,801
Gain (loss) on sales of investments in unconsolidated joint ventures	7	(77)	56,267	13,083
Gain (loss) on investment property transactions	52	139,510	(9)	152,547
Gain on extinguishment of debt	269	—	169	—
Net income	24,349	167,489	167,445	278,996
Net income attributable to noncontrolling interests	(231)	(184)	(652)	(410)
Net income available to common stockholders	$24,118	$167,305	$166,793	$278,586

Net income per common share — basic	$0.16	$1.13	$1.11	$1.87
Net income per common share — diluted	$0.16	$1.12	$1.11	$1.87
Weighted average shares — basic	151,442	148,688	150,113	148,666
Weighted average shares — diluted	151,835	148,905	150,419	148,891

Cousins Properties	7	Q4 2022 Supplemental Information

KEY PERFORMANCE METRICS (1)

	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022
Property Statistics
Consolidated Operating Properties	33	33	32	32	32	32	33	33	33	34	34
Consolidated Rentable Square Feet (in thousands)	18,897	19,145	18,122	17,899	17,758	17,758	18,136	18,136	18,136	18,424	18,424
Unconsolidated Operating Properties	3	3	4	3	3	3	3	3	2	2	2
Unconsolidated Rentable Square Feet (in thousands)	1,107	1,107	1,460	1,179	1,179	1,179	1,179	1,179	711	711	711
Total Operating Properties	36	36	36	35	35	35	36	36	35	36	36
Total Rentable Square Feet (in thousands)	20,004	20,252	19,582	19,078	18,937	18,937	19,315	19,315	18,847	19,135	19,135

Office Leasing Activity (2)
Net Leased during the Period (SF, in thousands)	1,421	271	484	597	743	2,096	324	588	431	632	1,976
Net Rent (per SF)	$32.20	$31.12	$32.38	$34.73	$39.02	$35.24	$35.45	$32.34	$35.49	$34.04	$34.08
Net Free Rent (per SF)	(1.38)	(1.70)	(1.33)	(1.59)	(1.31)	(1.45)	(2.36)	(0.99)	(1.97)	(2.69)	(1.97)
Leasing Commissions (per SF)	(2.57)	(2.26)	(2.70)	(3.05)	(2.76)	(2.77)	(3.01)	(2.65)	(2.86)	(2.60)	(2.74)
Tenant Improvements (per SF)	(3.75)	(3.63)	(4.58)	(6.03)	(6.26)	(5.47)	(6.34)	(5.33)	(5.69)	(6.61)	(5.98)
Leasing Costs (per SF)	(7.70)	(7.59)	(8.61)	(10.67)	(10.33)	(9.69)	(11.71)	(8.97)	(10.52)	(11.90)	(10.69)
Net Effective Rent (per SF)	$24.50	$23.53	$23.77	$24.06	$28.69	$25.55	$23.74	$23.37	$24.97	$22.14	$23.39
Change in Second Generation Net Rent	27.2%	21.5%	21.7%	31.6%	17.1%	24.7%	27.4%	27.2%	20.4%	18.6%	23.2%
Change in Cash-Basis Second Generation Net Rent	13.1%	10.5%	12.9%	23.1%	6.0%	15.1%	15.4%	11.6%	4.8%	7.3%	9.5%

Same Property Information (3)
Percent Leased (period end)	92.7%	89.9%	90.7%	90.7%	90.5%	90.5%	90.0%	89.7%	89.2%	90.1%	90.1%
Weighted Average Occupancy	91.8%	89.3%	90.7%	89.0%	88.1%	90.0%	87.0%	86.9%	86.6%	86.2%	86.6%
Change in NOI (over prior year period)	(0.5)%	(4.1)%	1.4%	(1.4)%	(1.1)%	(0.5)%	(2.0)%	(2.2)%	1.8%	2.3%	0.0%
Change in Cash-Basis NOI (over prior year period)	0.7%	(2.7)%	7.1%	3.6%	2.1%	3.5%	0.1%	(0.2)%	1.5%	2.5%	1.0%

Development Pipeline (4)
Estimated Project Costs (in thousands)	$449,400	$363,000	$492,200	$662,500	$759,000	$759,000	$566,000	$566,000	$568,900	$428,500	$428,500
Estimated Project Costs/Total Undepreciated Assets	5.4%	4.3%	6.1%	8.1%	8.9%	8.9%	6.6%	6.5%	6.5%	4.8%	4.8%

Market Capitalization
Common Stock Price	$33.50	$35.35	$36.78	$37.29	$40.28	$40.28	$40.29	$29.23	$23.35	$25.29	$25.29
Common Stock/Units Outstanding (in thousands)	148,589	148,679	148,713	148,713	148,713	148,713	148,788	151,465	151,459	151,482	151,482
Equity Market Capitalization (in thousands)	$4,977,732	$5,255,803	$5,469,664	$5,545,508	$5,990,160	$5,990,160	$5,994,669	$4,427,322	$3,536,568	$3,830,980	$3,830,980
Debt (in thousands)	2,277,759	2,358,860	2,195,653	2,206,306	2,350,314	2,350,314	2,462,197	2,425,339	2,372,931	2,424,004	2,424,004
Total Market Capitalization (in thousands)	$7,255,491	$7,614,663	$7,665,317	$7,751,814	$8,340,474	$8,340,474	$8,456,866	$6,852,661	$5,909,499	$6,254,984	$6,254,984

Continued on next page

Cousins Properties	8	Q4 2022 Supplemental Information

KEY PERFORMANCE METRICS (1)

	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022
Credit Ratios
Net Debt/Total Market Capitalization	31.2%	30.7%	28.4%	28.1%	28.0%	28.0%	28.9%	35.1%	39.9%	38.6%	38.6%
Net Debt/Total Undepreciated Assets	27.0%	27.6%	26.9%	26.7%	27.5%	27.5%	28.4%	27.7%	26.7%	27.2%	27.2%
Net Debt/Annualized EBITDAre	4.84	4.87	4.55	4.54	4.86	4.86	5.28	4.93	4.75	4.93	4.93
Fixed Charges Coverage (EBITDAre)	6.00	5.42	5.43	5.43	5.51	5.45	5.56	5.56	5.13	4.72	5.21

Dividend Information
Common Dividend per Share	$1.20	$0.31	$0.31	$0.31	$0.31	$1.24	$0.32	$0.32	$0.32	$0.32	$1.28
Funds From Operations (FFO) Payout Ratio	43.1%	45.2%	45.1%	45.0%	45.6%	45.3%	48.7%	46.3%	46.4%	48.4%	47.4%
Funds Available for Distribution (FAD) Payout Ratio	66.2%	57.3%	64.5%	66.7%	64.5%	63.1%	67.3%	70.6%	72.2%	76.6%	70.6%

Operations Ratio
Annualized General and Administrative Expenses/ Total Undepreciated Assets	0.32%	0.32%	0.36%	0.39%	0.34%	0.34%	0.38%	0.32%	0.29%	0.30%	0.30%

Additional Information
In-Place Gross Rent (per SF) (5)	$40.26	$40.71	$42.00	$42.87	$42.85	$42.85	$43.90	$44.39	$44.85	$44.87	$44.87
Straight-Line Rental Revenue (in thousands)	$42,215	$7,739	$5,625	$6,852	$5,287	$25,503	$5,501	$6,378	$8,966	$8,108	$28,953
Above and Below Market Rents Amortization, Net (in thousands)	$10,061	$2,388	$2,069	$1,989	$1,946	$8,392	$1,771	$1,669	$1,538	$1,466	$6,444
Second Generation Capital Expenditures (in thousands)	$90,393	$11,452	$22,817	$24,275	$23,098	$81,642	$21,280	$24,324	$26,636	$27,261	$99,501

(1)	For Non-GAAP Financial Measures, see the calculations and reconciliations on pages 31-37.
(2)	See Office Leasing Activity on page 19 for additional detail and explanations.
(3)
Same Property Information is derived from the pool of same office properties as existed in the period originally reported. See Same Property Performance on page 18 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 31 for additional information.

(4)	The Company's share of estimated project costs. See Development Pipeline on page 25 for additional detail.
(5)	In-place gross rent equals the annualized cash rent including the tenant's share of estimated operating expenses, if applicable, as of the end of the period divided by occupied square feet.

Cousins Properties	9	Q4 2022 Supplemental Information

KEY PERFORMANCE METRICS

Total Rentable Square Feet             Equity Market Capitalization           Net Debt / Annualized EBITDAre

Same Property NOI Change         Second Generation Net Rent Change      Annualized General & Administrative
Cash-Basis (1)                     Cash-Basis (1)             Expenses / Total Undepreciated Assets
(1) Office properties only.

    Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties	10	Q4 2022 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY (1)

	(amounts in thousands, except per share amounts)
	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022
NOI	$486,034	$123,124	$122,705	$124,148	$123,743	$493,720	$119,607	$123,051	$129,400	$130,142	$502,200
Gain (Loss) on Sales of Undepreciated Investment Properties	612	—	—	(64)	—	(64)	—	4,500	(22)	—	4,478
Fee Income	18,226	4,530	4,803	3,094	3,132	15,559	1,388	2,305	1,677	749	6,119
Termination Fee and Other Income	4,325	298	897	2,013	2,595	5,803	3,780	741	336	483	5,340
Reimbursed Expenses	(1,580)	(368)	(398)	(383)	(1,327)	(2,476)	(360)	(677)	(418)	(569)	(2,024)
General and Administrative Expenses	(27,034)	(6,733)	(7,313)	(7,969)	(7,306)	(29,321)	(8,063)	(6,996)	(6,498)	(6,762)	(28,319)
Interest Expense	(62,676)	(17,723)	(17,519)	(17,513)	(17,182)	(69,937)	(16,142)	(17,238)	(19,390)	(22,370)	(75,140)
Other Expenses	(3,972)	(1,010)	(967)	(764)	(719)	(3,460)	(630)	(797)	(537)	(1,373)	(3,337)
Depreciation and Amortization of Non-Real Estate Assets	(688)	(158)	(157)	(156)	(152)	(623)	(155)	(158)	(138)	(107)	(558)
FFO (1)	$413,247	$101,960	$102,051	$102,406	$102,784	$409,201	$99,425	$104,731	$104,410	$100,193	$408,759
Weighted Average Shares - Diluted	148,636	148,725	148,740	148,772	148,905	148,891	149,002	149,142	151,695	151,835	150,419
FFO per Share (1)	$2.78	$0.69	$0.69	$0.69	$0.69	$2.75	$0.67	$0.70	$0.69	$0.66	$2.72

(1) The above amounts include our share of amounts from unconsolidated joint ventures for the respective category. The Company does not control the operations of these unconsolidated joint ventures but believes including these amounts is meaningful to investors and analysts. See pages 31 and 34 for reconciliations of Funds From Operations to net income available to common shareholders.

Cousins Properties	11	Q4 2022 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	(amounts in thousands, except per share amounts)
	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022
NOI
Consolidated Properties
The Domain (2)	$43,006	$14,118	$15,019	$15,989	$15,861	$60,987	$15,443	$15,510	$18,478	$19,273	$68,704
Terminus (2)	27,695	7,192	6,461	6,390	7,105	27,148	7,439	7,673	9,228	8,568	32,908
Spring & 8th (2)	29,232	7,367	7,320	7,367	7,359	29,413	7,424	7,282	7,352	7,361	29,419
Corporate Center (2)	25,397	7,371	7,157	7,326	7,252	29,106	7,050	7,090	7,144	7,310	28,594
Hayden Ferry (2)	24,346	6,221	6,079	6,128	6,100	24,528	6,133	5,990	6,094	6,087	24,304
Northpark (2)	27,668	6,760	6,588	6,562	6,652	26,562	6,098	6,317	5,278	5,006	22,699
725 Ponce	—	—	—	3,132	4,537	7,669	4,527	4,686	4,596	4,734	18,543
Fifth Third Center	18,354	4,782	4,963	4,437	4,410	18,592	4,229	4,340	4,675	4,431	17,675
One Eleven Congress	18,030	4,564	4,466	5,042	4,121	18,193	4,342	4,531	4,547	3,978	17,398
Buckhead Plaza (2)	12,278	2,509	2,980	3,207	3,881	12,577	3,646	4,013	4,563	4,758	16,980
San Jacinto Center	14,966	3,750	3,912	3,871	4,119	15,652	4,252	4,316	4,113	3,322	16,003
Avalon (2)	10,999	3,714	3,993	3,283	3,391	14,381	3,637	3,969	4,156	4,165	15,927
3344 Peachtree	15,083	3,549	3,690	3,874	3,814	14,927	3,966	3,931	3,848	3,946	15,691
BriarLake Plaza (2)	18,104	4,483	4,530	4,913	4,216	18,142	3,879	3,740	3,547	3,580	14,746
The Terrace (2)	16,141	4,341	4,213	4,132	4,027	16,713	3,133	3,583	3,225	3,472	13,413
300 Colorado	—	—	—	—	1,130	1,130	3,275	3,050	2,762	4,033	13,120
The RailYard	929	3,175	3,112	3,172	3,037	12,496	3,153	3,258	3,255	3,234	12,900
Colorado Tower	12,348	2,382	3,253	3,563	3,862	13,060	3,155	2,746	3,226	3,325	12,452
Promenade Tower	16,813	4,060	4,116	4,156	2,601	14,933	2,968	2,901	2,867	3,434	12,170
550 South	10,720	2,687	2,626	2,684	2,596	10,593	2,652	2,665	2,654	2,723	10,694
Legacy Union One	9,585	2,363	2,371	2,367	2,365	9,466	2,357	2,342	2,355	2,367	9,421
Heights Union (2)	—	—	—	—	1,303	1,303	1,641	1,461	2,033	3,177	8,312
100 Mill	—	—	—	—	—	—	—	1,405	2,550	3,343	7,298
Domain Point (2)	5,744	1,265	1,243	1,168	1,379	5,055	1,761	1,741	1,837	1,746	7,085
111 West Rio	5,497	1,387	1,397	1,437	1,409	5,630	1,419	1,416	1,424	1,410	5,669
3350 Peachtree	9,651	2,280	2,255	609	939	6,083	992	1,771	1,339	1,418	5,520
Meridian Mark Plaza	4,159	1,018	1,040	1,022	1,030	4,110	1,042	1,408	1,268	1,243	4,961
The Pointe	4,752	1,199	1,043	1,267	1,176	4,685	1,156	1,211	1,234	1,251	4,852
3348 Peachtree	5,460	1,262	1,258	1,344	1,563	5,427	1,257	1,348	984	1,183	4,772
Research Park V	4,125	1,038	985	1,055	966	4,044	1,059	1,087	1,162	1,160	4,468
Tempe Gateway	7,516	1,417	1,452	1,734	1,483	6,086	1,423	1,057	1,077	716	4,273
5950 Sherry Lane	5,001	1,188	1,200	1,057	1,104	4,549	951	849	841	828	3,469
Harborview Plaza	3,291	831	720	841	819	3,211	844	882	842	861	3,429
Promenade Central (3)	9,340	2,286	2,278	2,242	2,220	9,026	—	—	—	224	224
Other (4)	50,968	7,811	5,548	3,015	2,646	19,020	585	940	2,027	1,031	4,583
Subtotal - Consolidated	467,198	118,370	117,268	118,386	120,473	474,497	116,888	120,509	126,581	128,698	492,676
Continued on next page

Cousins Properties	12	Q4 2022 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	(amounts in thousands, except per share amounts)
	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022
Unconsolidated Properties (5)
Emory University Hospital Midtown	4,210	1,048	1,094	1,092	1,098	4,332	1,112	1,152	1,126	1,141	4,531
120 West Trinity (2)	(49)	151	204	231	241	827	301	305	350	346	1,302
300 Colorado	—	364	515	1,373	679	2,931	—	—	—	—	—
Other (6)	14,675	3,191	3,624	3,066	1,252	11,133	1,306	1,085	1,343	(43)	3,691
Subtotal - Unconsolidated	18,836	4,754	5,437	5,762	3,270	19,223	2,719	2,542	2,819	1,444	9,524
Total Net Operating Income (1)	486,034	123,124	122,705	124,148	123,743	493,720	119,607	123,051	129,400	130,142	502,200
Gain (Loss) on Sales of Undepreciated Investment Properties
Consolidated	—	—	—	(64)	—	(64)	—	—	—	—	—
Unconsolidated (5)	612	—	—	—	—	—	—	4,500	(22)	—	4,478
Total Gain (Loss) on Sales of Undepreciated Investment Properties	612	—	—	(64)	—	(64)	—	4,500	(22)	—	4,478

Fee Income
Development Fees	15,334	3,900	4,173	2,476	1,532	12,081	817	1,404	957	—	3,178
Management Fees (7)	2,756	579	616	594	1,585	3,374	571	901	720	749	2,941
Leasing & Other Fees	136	51	14	24	15	104	—	—	—	—	—
Total Fee Income	18,226	4,530	4,803	3,094	3,132	15,559	1,388	2,305	1,677	749	6,119

Other Income
Termination Fees	3,834	42	782	1,775	2,506	5,105	1,462	449	242	311	2,464
Termination Fees - Unconsolidated (5)	9	—	7	74	—	81	—	—	—	—	—
Interest and Other Income	231	213	68	123	46	450	2,283	201	38	138	2,660
Interest and Other Income - Unconsolidated (5)	251	43	40	41	43	167	35	91	56	34	216
Total Other Income	4,325	298	897	2,013	2,595	5,803	3,780	741	336	483	5,340

Total Fee and Other Income	22,551	4,828	5,700	5,107	5,727	21,362	5,168	3,046	2,013	1,232	11,459

Reimbursed Expenses (7)	(1,580)	(368)	(398)	(383)	(1,327)	(2,476)	(360)	(677)	(418)	(569)	(2,024)

General and Administrative Expenses	(27,034)	(6,733)	(7,313)	(7,969)	(7,306)	(29,321)	(8,063)	(6,996)	(6,498)	(6,762)	(28,319)

Interest Expense
Consolidated Interest Expense
Term Loan, Unsecured ($350M)	(5,056)	(948)	(950)	(1,214)	(1,220)	(4,332)	(1,430)	(1,918)	(3,279)	(4,982)	(11,609)
Senior Notes, Unsecured ($275M)	(10,975)	(2,744)	(2,744)	(2,743)	(2,744)	(10,975)	(2,744)	(2,744)	(2,743)	(2,744)	(10,975)
Senior Notes, Unsecured ($250M)	(9,958)	(2,490)	(2,489)	(2,490)	(2,489)	(9,958)	(2,490)	(2,489)	(2,490)	(2,489)	(9,958)
Senior Notes, Unsecured ($250M)	(9,764)	(2,441)	(2,441)	(2,441)	(2,441)	(9,764)	(2,441)	(2,441)	(2,441)	(2,441)	(9,764)
Credit Facility, Unsecured	(5,768)	(1,710)	(1,299)	(1,114)	(1,479)	(5,602)	(1,795)	(2,585)	(3,533)	(1,846)	(9,759)
Terminus (2)	(6,016)	(1,468)	(1,452)	(1,437)	(1,422)	(5,779)	(1,406)	(1,309)	(1,293)	(1,636)	(5,644)
Term Loan, Unsecured ($400M)	—	—	—	—	—	—	—	—	—	(4,936)	(4,936)
Senior Notes, Unsecured ($125M)	(4,789)	(1,197)	(1,198)	(1,197)	(1,197)	(4,789)	(1,197)	(1,198)	(1,197)	(1,197)	(4,789)
Fifth Third Center	(4,737)	(1,168)	(1,159)	(1,152)	(1,146)	(4,625)	(1,138)	(1,131)	(1,123)	(1,116)	(4,508)
Senior Notes, Unsecured ($100M)	(4,145)	(1,036)	(1,037)	(1,036)	(1,036)	(4,145)	(1,036)	(1,037)	(1,036)	(1,036)	(4,145)
Colorado Tower	(4,091)	(1,009)	(1,005)	(998)	(994)	(4,006)	(988)	(982)	(976)	(971)	(3,917)
Continued on next page

Cousins Properties	13	Q4 2022 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	(amounts in thousands, except per share amounts)
	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022
Domain 10 (8)	(3,046)	(751)	(748)	(800)	(796)	(3,095)	(792)	(788)	(783)	(778)	(3,141)
Other (9)	(6,584)	(1,558)	(1,553)	(1,558)	(1,544)	(6,213)	(1,519)	(1,518)	(1,512)	(243)	(4,792)
Capitalized (10)	14,324	1,312	1,419	1,471	2,055	6,257	3,451	3,591	4,026	4,332	15,400
Subtotal - Consolidated Interest Expense	(60,605)	(17,208)	(16,656)	(16,709)	(16,453)	(67,026)	(15,525)	(16,549)	(18,380)	(22,083)	(72,537)
Unconsolidated Interest Expense (5)
Emory University Hospital Midtown	(1,202)	(296)	(293)	(291)	(290)	(1,170)	(288)	(286)	(284)	(289)	(1,147)
Other (9)	(869)	(219)	(570)	(513)	(439)	(1,741)	(329)	(403)	(726)	2	(1,456)
Subtotal - Unconsolidated Interest Expense	(2,071)	(515)	(863)	(804)	(729)	(2,911)	(617)	(689)	(1,010)	(287)	(2,603)
Total Interest Expense	(62,676)	(17,723)	(17,519)	(17,513)	(17,182)	(69,937)	(16,142)	(17,238)	(19,390)	(22,370)	(75,140)
Other Expenses
Property Taxes and Other Holding Costs	(1,163)	(345)	(164)	(215)	(217)	(941)	(230)	(262)	(247)	(326)	(1,065)
Partners' Share of FFO in Consolidated Joint Ventures	(1,263)	(407)	(129)	(339)	(409)	(1,284)	(396)	(258)	(288)	(362)	(1,304)
Severance	(69)	(308)	(19)	—	(79)	(406)	—	(170)	—	—	(170)
Gain (Loss) on Extinguishment of Debt	—	—	—	—	—	—	—	(100)	—	269	169
Predevelopment & Other Costs	(1,049)	50	(655)	(210)	(14)	(829)	(4)	(7)	(2)	(954)	(967)
Transaction Costs	(428)	—	—	—	—	—	—	—	—	—	—
Total Other Expenses	(3,972)	(1,010)	(967)	(764)	(719)	(3,460)	(630)	(797)	(537)	(1,373)	(3,337)

Depreciation and Amortization of Non-Real Estate Assets	(688)	(158)	(157)	(156)	(152)	(623)	(155)	(158)	(138)	(107)	(558)

FFO	$413,247	$101,960	$102,051	$102,406	$102,784	$409,201	$99,425	$104,731	$104,410	$100,193	$408,759
Weighted Average Shares - Diluted	148,636	148,725	148,740	148,772	148,905	148,891	149,002	149,142	151,695	151,835	150,419
FFO per Share	$2.78	$0.69	$0.69	$0.69	$0.69	$2.75	$0.67	$0.70	$0.69	$0.66	$2.72

Note:	Amounts may differ slightly from other schedules contained herein due to rounding.
(1) See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 31.
(2) Contains multiple buildings that are grouped together for reporting purposes.
(3) Promenade Central is in final stages of redevelopment and not yet stabilized.
(4) Primarily represents properties sold prior to December 31, 2022, see page 24. Also includes College Street Garage and properties in final stages of development and not yet stabilized.
(5) Unconsolidated amounts include amounts recorded in unconsolidated joint ventures for the respective category multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures but believes including these amounts in the categories indicated is meaningful to investors and analysts.
(6) Primarily represents unconsolidated investments sold prior to December 31, 2022, see page 24. Also includes NOI from unconsolidated investments not yet stabilized.
(7) Reimbursed Expenses include costs incurred by the Company for management services provided to our unconsolidated joint ventures. The reimbursement of these costs by the unconsolidated joint ventures is included in Management Fees.
(8) In June 2021, we executed a collateral swap for the mortgage previously secured by 816 Congress, which Cousins sold in December 2021. The mortgage is now secured by the Company's Domain 10 property. Terms of the mortgage were unchanged.
(9) Represents interest on consolidated loans repaid and our share of interests on loans of unconsolidated investments sold prior to December 31, 2022.
(10) Amounts of consolidated interest expense related to consolidated debt that are capitalized to consolidated development and redevelopment projects as well as to equity in unconsolidated development projects.

Cousins Properties	14	Q4 2022 Supplemental Information

PORTFOLIO STATISTICS

Office Properties (1)	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased		Weighted Average Occupancy (2)		% of Total NOI / 4Q22	Property Level Debt ($ in thousands) (3)
				4Q22	3Q22	4Q22	3Q22

Terminus (4)	1,226,000	Consolidated	100%	88.7%	89.0%	83.2%	83.6%	6.6%	$220,676
Spring & 8th (4)	765,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	5.7%	—
Northpark (4)	1,539,000	Consolidated	100%	76.1%	76.4%	71.7%	74.2%	3.8%	—
Buckhead Plaza (4)	666,000	Consolidated	100%	93.8%	92.1%	86.0%	82.5%	3.7%	—
725 Ponce (5)	372,000	Consolidated	100%	100.0%	100.0%	98.4%	98.4%	3.6%	—
Avalon (6)	480,000	Consolidated	100%	97.8%	99.5%	98.7%	99.5%	3.2%	—
3344 Peachtree	484,000	Consolidated	100%	96.9%	96.9%	95.8%	95.3%	3.0%	—
Promenade Tower	777,000	Consolidated	100%	77.8%	77.7%	75.0%	73.0%	2.6%	—
3350 Peachtree	413,000	Consolidated	100%	57.0%	53.0%	52.5%	52.5%	1.1%	—
Meridian Mark Plaza	160,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.0%	—
3348 Peachtree	258,000	Consolidated	100%	75.5%	74.9%	74.9%	74.9%	0.9%	—
Emory University Hospital Midtown	358,000	Unconsolidated	50%	99.5%	99.5%	98.3%	97.7%	0.9%	31,428
120 West Trinity Office (5)	43,000	Unconsolidated	20%	100.0%	90.4%	90.4%	90.4%	0.1%	—
Promenade Central (5) (7)	370,000	Consolidated	100%	60.7%	55.3%	11.1%	N/A	0.1%	—
ATLANTA (7)	7,911,000			86.5%	86.3%	83.3%	83.3%	36.3%	252,104

The Domain (6)	1,899,000	Consolidated	100%	100.0%	100.0%	100.0%	99.8%	14.8%	73,945
300 Colorado (5)	378,000	Consolidated	100%	100.0%	100.0%	88.3%	86.6%	3.1%	—
One Eleven Congress	519,000	Consolidated	100%	83.8%	85.7%	80.6%	82.6%	3.1%	—
The Terrace (4)	619,000	Consolidated	100%	80.7%	80.6%	76.2%	72.2%	2.7%	—
Colorado Tower	373,000	Consolidated	100%	97.4%	95.6%	89.2%	87.7%	2.6%	109,199
San Jacinto Center	399,000	Consolidated	100%	93.9%	96.1%	78.7%	91.1%	2.6%	—
Domain Point (4)	240,000	Consolidated	96.5%	100.0%	100.0%	96.6%	96.6%	1.3%	—
Research Park V	173,000	Consolidated	100%	97.1%	97.1%	97.1%	97.1%	0.9%	—
AUSTIN	4,600,000			94.7%	95.0%	90.6%	91.0%	31.1%	183,144

Corporate Center (4)	1,227,000	Consolidated	100%	97.2%	97.2%	95.1%	94.0%	5.6%	—
Heights Union (4) (5)	294,000	Consolidated	100%	100.0%	100.0%	94.1%	93.8%	2.4%	—
The Pointe	253,000	Consolidated	100%	92.1%	94.1%	89.0%	90.9%	1.0%	—
Harborview Plaza	205,000	Consolidated	100%	80.8%	80.8%	80.8%	80.8%	0.7%	—
TAMPA	1,979,000			95.2%	95.5%	92.7%	92.2%	9.7%	—

Hayden Ferry (4)	792,000	Consolidated	100%	94.2%	93.7%	91.0%	93.1%	4.7%	—
100 Mill (5)	288,000	Consolidated	90%	92.3%	N/A	92.3%	N/A	2.6%	—
111 West Rio	225,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.1%	—
Tempe Gateway	264,000	Consolidated	100%	65.4%	68.0%	51.4%	68.2%	0.5%	—
PHOENIX	1,569,000			89.8%	89.5%	85.7%	89.2%	8.9%	—

Fifth Third Center	692,000	Consolidated	100%	90.8%	90.8%	90.8%	90.8%	3.4%	129,921
The RailYard	329,000	Consolidated	100%	99.4%	99.0%	98.6%	98.4%	2.5%	—
550 South	394,000	Consolidated	100%	97.9%	97.9%	97.9%	97.9%	2.1%	—
CHARLOTTE	1,415,000			94.8%	94.7%	94.6%	94.6%	8.0%	129,921

Continued on next page

Cousins Properties	15	Q4 2022 Supplemental Information

PORTFOLIO STATISTICS

Office Properties (1)	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased		Weighted Average Occupancy (2)		% of Total NOI / 4Q22	Property Level Debt ($ in thousands) (3)
				4Q22	3Q22	4Q22	3Q22

Legacy Union One	319,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.8%	—
5950 Sherry Lane	197,000	Consolidated	100%	73.4%	71.9%	71.9%	71.0%	0.5%	—
DALLAS	516,000			89.8%	89.3%	89.3%	88.9%	2.3%	—

BriarLake Plaza (4)	835,000	Consolidated	100%	95.5%	77.9%	75.5%	74.6%	2.8%	—
HOUSTON	835,000			95.5%	77.9%	75.5%	74.6%	2.8%	—

TOTAL OFFICE (7)	18,825,000			91.0%	90.1%	87.1%	87.3%	99.1%	$565,169

Other Properties (1)
College Street Garage - Charlotte (5)	N/A	Consolidated	100%	N/A	N/A	N/A	N/A	0.8%	—
120 West Trinity Apartment - Atlanta (330 units) (5)	310,000	Unconsolidated	20%	93.8%	97.1%	93.3%	95.7%	0.1%	—

TOTAL OTHER	310,000			93.8%	97.1%	93.3%	95.7%	0.9%	$—

TOTAL (7)	19,135,000			91.0%	90.2%	87.1%	87.4%	100.0%	$565,169

(1)	Represents the Company's operating properties, excluding properties on the development pipeline, and properties sold prior to December 31, 2022.
(2)	The weighted average economic occupancy of the property over the period for which the property was available for occupancy.
(3)	The Company's share of property-specific mortgage debt, including net of unamortized loan costs, as of December 31, 2022.
(4)	Contains two or more buildings that are grouped together for reporting purposes.
(5)	Not included in Same Property as of December 31, 2022.
(6)	Contains two or more buildings that are grouped together for reporting purposes, some of which are not included in Same Property as of December 31, 2022, specifically Domain 10 and 10000 Avalon.
(7)
While under redevelopment and until stabilization, Promenade Central was excluded from the Atlanta, Total Office, and Total Portfolio calculations of end of period leased and weighted average occupancy at and for the quarters ended December 31, 2022 and September 30, 2022. Promenade Central will be added back to the total calculations when weighted average occupancy stabilizes, which is the earlier of when it reaches 90% occupancy or in fourth quarter 2023 (one year after the redevelopment activity was substantially complete).

Cousins Properties	16	Q4 2022 Supplemental Information

PORTFOLIO STATISTICS

Fourth Quarter 2022 Portfolio NOI by Market

Charlotte
8.8%
Dallas
2.3%
Nashville (1)
Phoenix
8.9%
Atlanta
36.4%
Austin
31.1%
Houston
2.8%
Tampa
9.7%

(1) The Company is developing a mixed-use project in Nashville through a 50% owned joint venture. See pages 25 and 30 for additional details.

Cousins Properties	17	Q4 2022 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	($ in thousands)
	Three Months Ended December 31,
	2022	2021	% Change
Rental Property Revenues (2)	$166,863	$162,513	2.7%
Rental Property Operating Expenses (2)	59,441	57,502	3.4%
Same Property Net Operating Income	$107,422	$105,011	2.3%

Cash-Basis Rental Property Revenues (3)	$160,447	$156,067	2.8%
Cash-Basis Rental Property Operating Expenses (4)	59,251	57,333	3.3%
Cash-Basis Same Property Net Operating Income	$101,196	$98,734	2.5%

End of Period Leased	90.1%	90.8%
Weighted Average Occupancy	86.2%	88.5%

	Year Ended December 31,
	2022	2021	% Change
Rental Property Revenues (2)	$658,018	$655,419	0.4%
Rental Property Operating Expenses (2)	233,703	231,187	1.1%
Same Property Net Operating Income	$424,315	$424,232	0.0%

Cash-Basis Rental Property Revenues (3)	$631,918	$625,468	1.0%
Cash-Basis Rental Property Operating Expenses (4)	232,939	230,528	1.0%
Cash-Basis Same Property Net Operating Income	$398,979	$394,940	1.0%

Weighted Average Occupancy	86.6%	90.2%

(1)
Same Properties include those office properties that were stabilized and owned by the Company for the entirety of all comparable reporting periods presented. See Portfolio Statistics on pages 15 and 16 for footnotes indicating which properties are not included in Same Property. See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 31.

(2)	Rental Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures and exclude termination fee income. Net operating income for unconsolidated joint ventures is calculated as Rental Property Revenues less termination fee income and Rental Property Expenses at the joint ventures multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures but believes that including these amounts with consolidated net operating income is meaningful to investors and analysts.
(3)	Cash-Basis Rental Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Revenues, excluding termination fee income, straight-line rents and other deferred income amortization, amortization of lease inducements, and amortization of acquired above and below market rents.
(4)	Cash-Basis Rental Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties	18	Q4 2022 Supplemental Information

OFFICE LEASING ACTIVITY

	Three Months Ended December 31, 2022				Year Ended December 31, 2022
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased square feet (1)				685,696				2,398,468
Less exclusions (2)				(53,317)				(422,811)
Net leased square feet	120,935	332,079	179,365	632,379	644,059	978,171	353,427	1,975,657
Number of transactions	15	19	5	39	71	77	28	176
Lease term in years (3)	8.7	11.7	13.3	11.6	8.9	8.9	10.7	9.2

Net effective rent calculation (per square foot per year) (3)
Net annualized rent (4)	$39.58	$34.22	$29.99	$34.04	$36.84	$32.75	$32.75	$34.08
Net free rent	(2.23)	(2.46)	(3.42)	(2.69)	(2.01)	(1.77)	(2.46)	(1.97)
Leasing commissions	(3.35)	(2.53)	(2.22)	(2.60)	(3.00)	(2.65)	(2.51)	(2.74)
Tenant improvements	(6.92)	(6.17)	(7.20)	(6.61)	(7.59)	(4.65)	(6.74)	(5.98)
Total leasing costs	(12.50)	(11.16)	(12.84)	(11.90)	(12.60)	(9.07)	(11.71)	(10.69)
Net effective rent	$27.08	$23.06	$17.15	$22.14	$24.24	$23.68	$21.04	$23.39

Second generation leased square footage (5)				476,320				1,498,117
Increase in straight-line basis second generation net rent per square foot (6)				18.6%				23.2%
Increase in cash-basis second generation net rent per square foot (7)				7.3%				9.5%

Excluding Houston:
Net effective rent				$30.61				$25.58
Increase in cash-basis second generation net rent per square foot (7)				27.7%				14.6%

(1)	Comprised of total square feet leased, unadjusted for ownership share and excluding apartment leasing.
(2)	Adjusted for leases one year or less, leases for retail, amenity, storage, percentage rent, and intercompany space.
(3)	Weighted average of net leased square feet.
(4)	Straight-line net rent per square foot (operating expense reimbursements deducted from gross leases) over the lease term prior to any deductions for leasing costs.
(5)	Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(6)	Increase in second generation straight-line basis net annualized rent on a weighted average basis.
(7)	Increase in net cash rent at the end of the term paid by the prior tenant compared to net cash rent at the beginning of the term (after any free rent period) paid by the current tenant on a weighted average basis. For early renewals, the increase in net cash rent at the end of the term of the original lease is compared to net cash rent at the beginning of the extended term of the lease. Net cash rent is net of any recovery of operating expenses but prior to any deductions for leasing costs.

Cousins Properties	19	Q4 2022 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year (1)

Year of Expiration	Square Feet Expiring	% of Leased Space	Annual Contractual Rent ($ in thousands) (2)	% of Annual Contractual Rent	Annual Contractual Rent/Sq. Ft.

2023	1,001,369	6.1%	$42,730	5.1%	$42.67
2024	984,168	6.0%	43,871	5.2%	44.58
2025	1,820,919	11.1%	83,602	10.0%	45.91
2026	1,407,304	8.6%	66,369	7.9%	47.16
2027	1,633,446	9.9%	71,832	8.6%	43.98
2028	1,551,577	9.5%	76,714	9.2%	49.44
2029	1,506,291	9.2%	72,050	8.6%	47.83
2030	1,504,787	9.2%	97,597	11.7%	64.86
2031	1,122,709	6.8%	66,084	7.9%	58.86
2032 & Thereafter	3,893,428	23.6%	216,295	25.8%	55.55

Total	16,425,998	100.0%	$837,144	100.0%	$50.96

(1) Company's share of leases expiring after December 31, 2022. Expiring square footage for which new leases have been executed is reflected based on the expiration date of the new lease.
(2) Annual Contractual Rent is the estimated rent in the year of expiration. It includes the minimum base rent and an estimate of the tenant's share of operating expenses, if applicable, as defined in the respective leases.

Cousins Properties	20	Q4 2022 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Number of Properties Occupied	Number of Markets Occupied	Company's Share of Square Footage	Company's Share of Annualized Rent ($ in thousands) (2)	Percentage of Company's Share of Annualized Rent	Weighted Average Remaining Lease Term (Years)
1	Amazon	5	3	1,005,416	$51,308	7.3%	6.4
2	NCR Corporation	1	1	762,090	37,753	5.3%	10.6
3	Meta Platforms	1	1	422,252	23,818	3.4%	7.2
4	Pioneer Natural Resources	2	1	359,660	23,336	3.3%	8.7
5	Expedia	1	1	315,882	17,281	2.4%	8.3
6	Bank of America	2	2	347,139	12,071	1.7%	3.0
7	Wells Fargo	5	3	201,801	9,109	1.3%	3.1
8	Apache	1	1	210,012	8,952	1.3%	14.0
9	SVB Financial Group	1	1	204,751	8,432	1.2%	3.1
10	Ovintiv USA	1	1	318,582	8,190	1.2%	4.5
11	WeWork Companies	4	2	169,050	7,750	1.1%	10.7
12	ADP	1	1	225,000	7,479	1.1%	5.3
13	Westrock Shared Services	1	1	205,185	7,346	1.0%	7.3
14	Regus Equity Business Centers	5	4	145,119	7,060	1.0%	5.8
15	BlackRock	1	1	131,656	6,778	1.0%	13.4
16	Workrise Technologies	1	1	93,210	6,652	0.9%	5.6
17	McGuireWoods	2	2	187,119	6,556	0.9%	3.9
18	Amgen	1	1	163,169	6,330	0.9%	5.8
19	Samsung Engineering America	1	1	133,860	5,996	0.8%	3.9
20	Time Warner Cable	4	2	120,140	5,877	0.8%	3.0
	Total			5,721,093	$268,074	37.9%	7.0

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Rent represents the annualized cash rent including the tenant's share of estimated operating expenses, if applicable, paid by the tenant for December 2022. If the tenant is in a free rent period for December 2022, Annualized Rent represents the annualized contractual rent the tenant will pay in the first month it is required to pay full cash rent. Included in this amount is $7.9 million of annualized base rent for tenants in a free rent period.
Note:	This schedule includes leases that have commenced. Leases that have been signed but have not commenced are excluded.

Cousins Properties	21	Q4 2022 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Company's Share of Annualized Rent (1)

Financial 16.3%
Technology 26.1%
Professional Services 14.4%
Marketing/Media/Creative 2.1%
Construction/Design 2.2%
Insurance 3.0%
Other 3.7%
Legal 8.8%
Real Estate 4.6%
Health Care 5.5%
Energy 7.0%
Consumer Goods & Services 6.3%

Note: Management uses SIC codes when available, along with judgment, to determine tenant industry classification.
(1) Annualized Rent represents the annualized rent including the tenant's share of estimated operating expenses, if applicable, paid by the tenant as of December 31, 2022. If the tenant is in a free rent period as of December 31, 2022, Annualized Rent represents the annualized contractual rent the tenant will pay in the first month the tenant is required to pay full rent.

Cousins Properties	22	Q4 2022 Supplemental Information

INVESTMENT ACTIVITY

Completed Operating Property Acquisitions

Property	Type	Market	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands) (1)

2022
Avalon (2)	Office	Atlanta	100%	2Q	480,000	$43,400

2021
725 Ponce	Office	Atlanta	100%	3Q	372,000	300,200
Heights Union	Office	Tampa	100%	4Q	294,000	144,800

2020
The RailYard	Office	Charlotte	100%	4Q	329,000	201,300

2019
Promenade Central	Office	Atlanta	100%	1Q	370,000	82,000
TIER REIT, Inc.	Office	Various	Various	2Q	5,799,000	(3)
Terminus (4)	Office	Atlanta	100%	4Q	1,226,000	246,000

					8,870,000	$1,017,700
Completed Property Developments

Project	Type	Market	Company's Ownership Interest	Timing (5)	Square Feet	Total Project Cost ($ in thousands) (1)

2022
300 Colorado	Office	Austin	100%	1Q	369,000	$193,000
100 Mill	Office	Phoenix	90%	4Q	288,000	156,000

2021
10000 Avalon	Office	Atlanta	90%	1Q	251,000	96,000
120 West Trinity	Mixed	Atlanta	20%	2Q	353,000	89,000
Domain 10	Office	Austin	100%	3Q	300,000	111,000

2020
Domain 12	Office	Austin	100%	4Q	320,000	117,000

2019
Dimensional Place	Office	Charlotte	50%	1Q	281,000	96,000

2018
Spring & 8th	Office	Atlanta	100%	1Q/4Q	765,000	336,000

					2,927,000	$1,194,000
(1) Except as otherwise noted, amounts represent total purchase prices, total project costs paid by the Company and, where applicable, its joint venture partner, including certain allocated costs required by GAAP that were not incurred by the joint venture.
(2) Purchased outside interest of 10% in HICO Avalon LLC and HICO Avalon II LLC for $43 million in a transaction that valued the properties at $302 million.
(3) Properties acquired in the merger with TIER REIT, Inc.
(4) Purchased outside interest of 50% in Terminus Office Holdings, LLC for $246 million before reductions for existing mortgage debt.
(5) Represents timing of stabilization (90% economic occupancy or one year beyond the cessation of major construction activity).

Cousins Properties	23	Q4 2022 Supplemental Information

INVESTMENT ACTIVITY

Completed Operating Property Dispositions

Property	Type	Market	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2022
Carolina Square	Mixed	Charlotte	50%	3Q	468,000	$105,000	(1)
2021
Burnett Plaza	Office	Fort Worth	100%	2Q	1,023,000	137,500
One South at the Plaza	Office	Charlotte	100%	3Q	891,000	271,500
Dimensional Place	Office	Charlotte	50%	3Q	281,000	60,800	(1)
816 Congress	Office	Austin	100%	4Q	435,000	174,000

2020
Hearst Tower	Office	Charlotte	100%	1Q	966,000	455,500
Gateway Village	Office	Charlotte	50%	1Q	1,061,000	52,200	(1)
Woodcrest	Office	Cherry Hill	100%	1Q	386,000	25,300

					5,511,000	$1,281,800

(1) Amount represents proceeds, before debt and other adjustments, received by the Company for the sale of its unconsolidated interest in the joint venture to its partner.

Cousins Properties	24	Q4 2022 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Market	Company's Ownership Interest	Construction Start Date	Square Feet/Units	Estimated Project Cost (1) (2) ($ in thousands)	Company's Share of Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Company's Share of Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Initial Revenue Recognition (3)	Estimated Stabilization (4)

Neuhoff (5)	Mixed	Nashville	50%	3Q21		$563,000	$281,500	$297,625	$148,813
Commercial					448,000					—%	3Q23	3Q24
Apartments					542					—%	2Q24	2Q25
Domain 9	Office	Austin	100%	2Q21	338,000	147,000	147,000	107,969	107,969	97%	1Q24	1Q25

Total						$710,000	$428,500	$405,594	$256,782

(1)	This schedule shows projects currently under active development through the substantial completion of construction as well as properties in an initial lease up period prior to stabilization. Amounts included in the estimated project cost column are the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates.
(2)	Estimated and incurred project costs are construction costs plus financing costs on project-specific debt. Neuhoff has a project-specific construction loan (see Note 5). The above schedule excludes any financing cost assumptions for projects without project-specific debt and any other incremental capitalized costs required by GAAP.
(3)	Initial revenue recognition represents the quarter within which the Company first recognized or estimates it will begin recognizing revenue under GAAP.
(4)	A project is stabilized when it is substantially complete and held for occupancy, which is the earlier of (1) the date on which the project achieves 90% economic occupancy or (2) one year from cessation of major construction activity on the core building development. Until the project is stabilized, the Company capitalizes interest, real estate taxes, and certain operating expenses on the unoccupied portion of development properties, which have ongoing construction of tenant improvements.
(5)	The Neuhoff estimated project cost will be funded with a combination of $250.6 million of equity contributed by the joint venture partners and a $312.7 million construction loan.

Cousins Properties	25	Q4 2022 Supplemental Information

LAND INVENTORY

	Market	Company's Ownership Interest	Financial Statement Presentation	Total Developable Land (Acres)	Cost Basis of Land ($ in thousands)

3354/3356 Peachtree	Atlanta	95%	Consolidated	3.2
715 Ponce	Atlanta	50%	Unconsolidated	1.0
887 West Peachtree (1)	Atlanta	100%	Consolidated	1.6
The Avenue Forsyth-Adjacent Land	Atlanta	100%	Consolidated	10.4
Domain Point 3	Austin	90%	Consolidated	1.7
Domain Central	Austin	100%	Consolidated	5.6
South End Station	Charlotte	100%	Consolidated	3.4
303 Tremont	Charlotte	100%	Consolidated	2.4
Legacy Union 2 & 3	Dallas	95%	Consolidated	4.0
Corporate Center 5 & 6 (2)	Tampa	100%	Consolidated	14.1
Total				47.4	$166,515
					159351
Company's Share				46.4	$159,710

(1)	Includes a ground lease with future obligation to purchase.
(2)	Corporate Center 5 is controlled through a long-term ground lease.

Cousins Properties	26	Q4 2022 Supplemental Information

DEBT SCHEDULE (1)

Company's Share of Debt Maturities and Principal Payments
($ in thousands)
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2023	2024	2025	2026	2027	Thereafter	Total Principal	Deferred Loan Costs	Total

Consolidated Debt - Floating Rate
Term Loan, Unsecured (Adjusted SOFR + 1.05% to 1.65%) (2)	100%	5.45%	3/3/25	$—	$—	$400,000	$—	$—	$—	$400,000	$(2,281)	$397,719
Credit Facility, Unsecured (Adjusted SOFR + 0.90% to 1.40%) (3)	100%	5.30%	4/30/27	—	—	—	—	56,600	—	56,600	—	56,600
Total Consolidated Floating Rate Debt				—	—	400,000	—	56,600	—	456,600	(2,281)	454,319

Consolidated Debt - Fixed Rate
Term Loan, Unsecured (4)	100%	5.38%	8/30/24	—	350,000	—	—	—	—	350,000	(1,123)	348,877
Senior Note, Unsecured	100%	3.95%	7/6/29	—	—	—	—	—	275,000	275,000	(729)	274,271
Senior Note, Unsecured	100%	3.91%	7/6/25	—	—	250,000	—	—	—	250,000	(458)	249,542
Senior Note, Unsecured	100%	3.86%	7/6/28	—	—	—	—	—	250,000	250,000	(623)	249,377
Fifth Third Center	100%	3.37%	10/1/26	3,622	3,746	3,874	118,926	—	—	130,168	(247)	129,921
Senior Note, Unsecured	100%	3.78%	7/6/27	—	—	—	—	125,000	—	125,000	(286)	124,714
Colorado Tower	100%	3.45%	9/1/26	2,689	2,783	2,881	101,199	—	—	109,552	(353)	109,199
Terminus (5)	100%	6.34%	1/15/31	—	—	—	—	—	221,000	221,000	(324)	220,676
Senior Note, Unsecured	100%	4.09%	7/6/27	—	—	—	—	100,000	—	100,000	(235)	99,765
Domain 10	100%	3.75%	11/1/24	1,963	72,558	—	—	—	—	74,521	(576)	73,945
Total Consolidated Fixed Rate Debt				8,274	429,087	256,755	220,125	225,000	746,000	1,885,241	(4,954)	1,880,287

Total Consolidated Debt				8,274	429,087	656,755	220,125	281,600	746,000	2,341,841	(7,235)	2,334,606

Unconsolidated Debt - Floating Rate
Neuhoff (LIBOR + 3.60%) (6)	50%	7.73%	9/30/25	—	—	59,715	—	—	—	59,715	(1,745)	57,970
Total Unconsolidated Floating Rate Debt				—	—	59,715	—	—	—	59,715	(1,745)	57,970
									.
Unconsolidated Debt - Fixed Rate
Emory University Hospital Midtown	50%	3.50%	6/1/23	31,436	—	—	—	—	—	31,436	(8)	31,428
Total Unconsolidated Fixed Rate Debt				31,436	—	—	—	—	—	31,436	(8)	31,428

Total Unconsolidated Debt				31,436	—	59,715	—	—	—	91,151	(1,753)	89,398

Total Debt				$39,710	$429,087	$716,470	$220,125	$281,600	$746,000	$2,432,992	$(8,988)	$2,424,004

Total Maturities (7)				$31,050	$420,865	$709,715	$215,159	$281,600	$746,000	$2,404,389
% of Maturities				1%	18%	30%	9%	12%	30%	100%

Cousins Properties	27	Q4 2022 Supplemental Information

DEBT SCHEDULE (1)

Debt Maturity Schedule as of December 31, 2022

$ (in thousands)
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
$31,050
$420,865
$709,715
$215,159
$281,600
$250,000
$275,000
$0
$221,000
2023
2024
2025
2026
2027
2028
2029
2030
2031
Consolidated
Unconsolidated

Cousins Properties	28	Q4 2022 Supplemental Information

DEBT SCHEDULE (1)

Floating and Fixed Rate Debt Analysis

	Total Principal ($ in thousands)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Years)
Floating Rate Debt	$516,315	21%	5.58%	2.5
Fixed Rate Debt	1,916,678	79%	4.18%	4.3
Total Debt	$2,432,993	100%	4.48%	3.9

(1)	All amounts are presented at Company share.
(2)
As of December 31, 2022, the spread over Adjusted SOFR (SOFR + 0.10%) under the Term Loan was 1.05%. The loan matures on March 3, 2025 with four consecutive options to extend the maturity date for an additional six months each.

(3)
As of December 31, 2022, the Company had $56.6 million drawn under the Credit Facility and had the ability to borrow the remaining $943.4 million. The spread over Adjusted SOFR (SOFR + 0.10%) under the Credit Facility at December 31, 2022 was 0.90%.

(4)
In the third quarter, the Company entered into a floating-to-fixed interest rate swap through the maturity date effectively fixing the underlying SOFR rate at 4.23%. The spread over Adjusted SOFR (SOFR + 0.10%) at December 31, 2022 was 1.05%. The Company has four consecutive options to extend the maturity date for an additional six months each.

(5)	Represents $123.0 million and $98.0 million non-cross collateralized mortgages secured by the Terminus 100 and Terminus 200 buildings, respectively.
(6)	The Company's share of the total borrowing capacity of the construction loan is $156.4 million.
(7)	Maturities include principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties	29	Q4 2022 Supplemental Information

JOINT VENTURE INFORMATION (1)

Joint Venture	Property	Cash Flows to Cousins (2)	Options

Consolidated:
HICO 100 Mill LLC	100 Mill	90% of cash flows until return of contributed capital to Partners; portions of cash amounts received in excess of contributed capital are paid to our partner as a promote	Cousins can trigger a sale process, subject to a right of first offer that can be exercised by Partner.
TR Domain Point LLC	Domain Point	Preferred return on preferred equity contribution, then 96.5% of remaining cash flows.	Partner has put option under various circumstances.

Unconsolidated:
AMCO 120 WT Holdings LLC	120 West Trinity	20% of cash flows.	Cousins or Partner can trigger a buyout upon which Cousins would receive the office component, and Partner would receive the multifamily component, with a net settlement at a then agreed upon value.
Crawford Long-CPI, LLC	Emory University Hospital Midtown	50% of cash flows.	Cousins can put its interest to Partner, or Partner can call Cousins' interest, at a value determined by appraisal.
Neuhoff Holdings LLC	Neuhoff	50% of cash flows until return of contributed capital to Partners; portions of cash amounts received in excess of contributed capital are paid to a partner as a promote	Cousins or Partner can trigger a sale process, subject to a right of first offer that can be exercised by the non-triggering party.

(1)	This schedule only contains information related to joint ventures that hold an ownership interest in operating assets or projects under active development.
(2)	Each respective joint venture agreement may contain additional terms that affect the distribution of operating cash flows and capital transaction proceeds that are not yet effective, including the distribution of promoted interest.

Cousins Properties	30	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	($ in thousands, except per share amounts)
	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022

FFO and EBITDAre
Net income available to common stockholders	$237,278	$29,110	$28,153	$54,018	$167,305	$278,586	$27,984	$34,052	$80,639	$24,118	$166,793
Depreciation and amortization of real estate assets:
Consolidated properties	287,960	70,712	71,299	71,918	73,540	287,469	70,589	69,703	78,978	75,759	295,029
Share of unconsolidated joint ventures	8,740	2,365	2,810	2,917	1,582	9,674	1,124	1,111	1,189	503	3,927
Partners' share of real estate depreciation	(742)	(211)	(228)	(231)	(259)	(929)	(223)	(153)	(182)	(236)	(794)
Loss (gain) on depreciated property transactions:
Consolidated properties	(90,105)	17	9	(13,127)	(139,510)	(152,611)	69	(28)	20	(52)	9
Share of unconsolidated joint ventures	(450)	—	3	23	13	39	(124)	40	—	3	(81)
Sale of investments in unconsolidated joint ventures	(44,578)	(39)	—	(13,121)	77	(13,083)	—	—	(56,260)	(7)	(56,267)
Impairment	14,829	—	—	—	—	—	—	—	—	—	—
Non-controlling interest related to unitholders	315	6	5	9	36	56	6	6	26	105	143
FFO	413,247	101,960	102,051	102,406	102,784	409,201	99,425	104,731	104,410	100,193	408,759
Interest Expense	62,676	17,723	17,519	17,513	17,183	69,938	16,142	17,238	19,390	22,369	75,139
Non-Real Estate Depreciation and Amortization	688	158	157	156	152	623	155	158	138	107	558
EBITDAre (1)	476,611	119,841	119,727	120,075	120,119	479,762	115,722	122,127	123,938	122,669	484,456
FFO and Net Operating Income from Unconsolidated Joint Ventures
Income from Unconsolidated Joint Ventures	7,947	1,903	1,795	2,128	975	6,801	1,124	5,280	634	662	7,700
Depreciation and Amortization of Real Estate	8,740	2,365	2,810	2,917	1,582	9,674	1,124	1,111	1,189	503	3,927
Loss (gain) on sale of depreciated investment properties, net	(450)	—	3	23	13	39	(124)	40	—	3	(81)
FFO - Unconsolidated Joint Ventures	16,237	4,268	4,608	5,068	2,570	16,514	2,124	6,431	1,823	1,168	11,546
Loss (gain) on sale of undepreciated property	598	—	—	—	—	—	—	(4,500)	22	—	(4,478)
Interest Expense	2,071	515	863	804	729	2,911	617	689	1,010	287	2,603
Other Expense	190	14	13	5	14	46	11	16	19	24	70
Termination Fee Income	(9)	—	(7)	(74)	—	(81)	—	—	—	—	—
Other Income	(251)	(43)	(40)	(41)	(43)	(167)	(33)	(94)	(55)	(35)	(217)
Net Operating Income - Unconsolidated Joint Ventures	18,836	4,754	5,437	5,762	3,270	19,223	2,719	2,542	2,819	1,444	9,524

Market Capitalization
Common Stock Price at Period End	$33.50	$35.35	$36.78	$37.29	$40.28	$40.28	$40.29	$29.23	$23.35	$25.29	$25.29
Number of Common Stock/Units Outstanding at Period End	148,589	148,679	148,713	148,713	148,713	148,713	148,788	151,465	151,459	151,482	151,482
Equity Market Capitalization	4,977,732	5,255,803	5,469,664	5,545,508	5,990,160	5,990,160	5,994,669	4,427,322	3,536,568	3,830,980	3,830,980

Consolidated Debt	2,162,719	2,214,692	2,050,173	2,047,599	2,237,509	2,237,509	2,349,484	2,305,637	2,295,989	2,334,606	2,334,606
Share of Unconsolidated Debt	115,040	144,168	145,480	158,707	112,805	112,805	112,713	119,702	76,942	89,398	89,398
Debt (1)	2,277,759	2,358,860	2,195,653	2,206,306	2,350,314	2,350,314	2,462,197	2,425,339	2,372,931	2,424,004	2,424,004

Total Market Capitalization	7,255,491	7,614,663	7,665,317	7,751,814	8,340,474	8,340,474	8,456,866	6,852,661	5,909,499	6,254,984	6,254,984
Continued on next page

Cousins Properties	31	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	($ in thousands, except per share amounts)
	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022

Credit Ratios
Debt (1)	2,277,759	2,358,860	2,195,653	2,206,306	2,350,314	2,350,314	2,462,197	2,425,339	2,372,931	2,424,004	2,424,004
Less: Cash and Cash Equivalents	(4,290)	(14,576)	(9,792)	(5,532)	(8,937)	(8,937)	(7,000)	(4,057)	(5,507)	(5,145)	(5,145)
Less: Share of Unconsolidated Cash and Cash Equivalents (1)	(9,419)	(7,518)	(7,598)	(20,492)	(4,285)	(4,285)	(9,217)	(13,110)	(10,894)	(1,721)	(1,721)
Net Debt (1)	2,264,050	2,336,766	2,178,263	2,180,282	2,337,092	2,337,092	2,445,980	2,408,172	2,356,530	2,417,138	2,417,138
Total Market Capitalization	7,255,491	7,614,663	7,665,317	7,751,814	8,340,474	8,340,474	8,456,866	6,852,661	5,909,499	6,254,984	6,254,984
Net Debt / Total Market Capitalization	31.2%	30.7%	28.4%	28.1%	28.0%	28.0%	28.9%	35.1%	39.9%	38.6%	38.6%

Total Assets - Consolidated	7,107,398	7,106,182	6,945,970	6,977,364	7,312,034	7,312,034	7,360,095	7,380,124	7,496,072	7,537,016	7,537,016
Accumulated Depreciation - Consolidated	1,090,566	1,164,427	975,658	1,054,847	1,065,047	1,065,047	1,110,315	1,158,044	1,218,996	1,261,752	1,261,752
Undepreciated Assets - Unconsolidated (1)	304,539	303,472	302,630	238,455	204,423	204,423	221,851	257,685	204,033	209,636	209,636
Less: Investment in Unconsolidated Joint Ventures	(125,481)	(113,353)	(112,718)	(111,351)	(77,811)	(77,811)	(93,307)	(103,215)	(106,389)	(112,839)	(112,839)
Total Undepreciated Assets (1)	8,377,022	8,460,728	8,111,540	8,159,315	8,503,693	8,503,693	8,598,954	8,692,638	8,812,712	8,895,565	8,895,565
Net Debt (1)	2,264,050	2,336,766	2,178,263	2,180,282	2,337,092	2,337,092	2,445,980	2,408,172	2,356,530	2,417,138	2,417,138
Net Debt / Total Undepreciated Assets (1)	27.0%	27.6%	26.9%	26.7%	27.5%	27.5%	28.4%	27.7%	26.7%	27.2%	27.2%

Coverage Ratios (1)
Interest Expense	62,676	17,723	17,519	17,513	17,183	69,938	16,142	17,238	19,390	22,369	75,139
Scheduled Principal Payments	16,812	4,370	4,544	4,587	4,630	18,131	4,675	4,719	4,764	3,616	17,774
Fixed Charges	79,488	22,093	22,063	22,100	21,813	88,069	20,817	21,957	24,154	25,985	92,913
EBITDAre	476,611	119,841	119,727	120,075	120,119	479,762	115,722	122,127	123,938	122,669	484,456
Fixed Charges Coverage Ratio (EBITDAre) (1)	6.00	5.42	5.43	5.43	5.51	5.45	5.56	5.56	5.13	4.72	5.21

Net Debt	2,264,050	2,336,766	2,178,263	2,180,282	2,337,092	2,337,092	2,445,980	2,408,172	2,356,530	2,417,138	2,417,138
Annualized EBITDAre (2)	467,300	479,364	478,908	480,300	480,476	480,476	462,888	488,508	495,752	490,676	490,676
Net Debt / Annualized EBITDAre	4.84	4.87	4.55	4.54	4.86	4.86	5.28	4.93	4.75	4.93	4.93

Dividend Information
Common Dividends	178,263	46,135	46,038	46,094	46,909	185,176	48,447	48,523	48,398	48,525	193,893
FFO	413,247	101,960	102,051	102,406	102,784	409,201	99,425	104,731	104,410	100,193	408,759
FFO Payout Ratio	43.1%	45.2%	45.1%	45.0%	45.6%	45.3%	48.7%	46.3%	46.4%	48.4%	47.4%
Continued on next page

Cousins Properties	32	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	($ in thousands, except per share amounts)
	2020	2021 1st	2021 2nd	2021 3rd	2021 4th	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022

Net income available to common stockholders	$237,278	$29,110	$28,153	$54,018	$167,305	$278,586	$27,984	$34,052	$80,639	$24,118	$166,793
Depreciation and amortization of real estate assets	295,958	72,866	73,881	74,604	74,863	296,214	71,490	70,661	79,985	76,026	298,162
Loss (gain) on depreciated property transactions	(135,133)	(22)	12	(26,225)	(139,420)	(165,655)	(55)	12	(56,240)	(56)	(56,339)
Impairment	14,829	—	—	—	—	—	—	—	—	—	—
Non-controlling interest related to unitholders	315	6	5	9	36	56	6	6	26	105	143
FFO	413,247	101,960	102,051	102,406	102,784	409,201	99,425	104,731	104,410	100,193	408,759
Amortization of Deferred Financing Costs	2,777	698	698	834	833	3,063	973	923	818	683	3,397
Non-Cash Stock-Based Compensation	5,298	1,667	1,708	1,800	1,830	7,005	2,748	2,448	2,299	2,564	10,059
Non-Real Estate Depreciation and Amortization	688	158	157	156	152	623	155	158	138	107	558
Lease Inducements	1,018	1,035	1,032	1,128	239	3,434	351	375	440	463	1,629
Straight-Line Rent Ground Leases	490	112	112	113	112	449	124	121	121	125	491
Above and Below Market Ground Rent	158	39	40	39	41	159	92	82	82	83	339
Transaction Costs (3)	428	—	—	—	—	—	—	—	—	—	—
Debt Premium Amortization	(3,664)	(916)	(916)	(916)	(916)	(3,664)	(916)	(998)	(998)	(1,001)	(3,913)
Deferred Income - Tenant Improvements	(7,532)	(2,683)	(2,769)	(2,728)	(1,250)	(9,430)	(633)	(611)	(3,139)	(3,022)	(7,405)
Above and Below Market Rents, Net	(12,126)	(2,374)	(2,407)	(2,973)	(3,008)	(10,762)	(1,771)	(1,669)	(1,538)	(1,466)	(6,444)
Second Generation Capital Expenditures (CAPEX)	(90,393)	(11,452)	(22,817)	(24,275)	(23,098)	(81,642)	(21,280)	(24,324)	(26,636)	(27,261)	(99,501)
Straight-Line Rental Revenue	(40,437)	(7,734)	(5,509)	(6,549)	(5,029)	(24,821)	(5,501)	(6,378)	(8,966)	(8,108)	(28,953)
Loss (Gain) on Sales of Undepreciated Investment Properties	(612)		—	64	—	64	—	(4,500)	22	—	(4,478)
FAD (1)	269,340	80,510	71,380	69,099	72,690	293,679	73,767	70,358	67,053	63,360	274,538
Weighted Average Shares - Diluted	148,636	148,725	148,740	148,772	148,905	148,891	149,002	149,142	151,695	151,835	150,419
FAD per share	$1.81	$0.54	$0.48	$0.46	$0.49	$1.97	$0.50	$0.47	$0.44	$0.42	$1.83
Common Dividends	178,263	46,135	46,038	46,094	46,909	185,176	48,447	48,523	48,398	48,525	193,893
Common Dividends per share	$1.20	$0.31	$0.31	$0.31	$0.31	$1.24	$0.32	$0.32	$0.32	$0.32	$1.28
FAD Payout Ratio	66.2%	57.3%	64.5%	66.7%	64.5%	63.1%	65.7%	69.0%	72.2%	76.6%	70.6%

Operations Ratio
Total Undepreciated Assets (1)	8,377,022	8,460,728	8,111,540	8,159,315	8,503,693	8,503,693	8,598,954	8,692,638	8,812,712	8,895,565	8,895,565
General and Administrative Expenses	27,034	6,733	7,313	7,968	7,307	29,321	8,063	6,996	6,498	6,762	28,319
Annualized General and Administrative Expenses (2) / Total Undepreciated Assets	0.32%	0.32%	0.36%	0.39%	0.34%	0.34%	0.38%	0.32%	0.29%	0.30%	0.30%

2nd Generation CAPEX
Second Generation Leasing Related Costs	70,694	8,617	16,994	17,626	15,671	58,908	13,898	20,524	19,136	14,771	68,329
Second Generation Building Improvements	19,699	2,835	5,823	6,649	7,427	22,734	7,382	3,800	7,500	12,490	31,172
	90,393	11,452	22,817	24,275	23,098	81,642	21,280	24,324	26,636	27,261	99,501

(1) Includes the Company's share of unconsolidated joint ventures. These amounts are derived from the amounts in the categories indicated that are recorded at the joint venture multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures but believes that including these amounts in the categories indicated is meaningful to investors and analysts.
(2) Amounts represent most recent quarter annualized.
(3) In 2020, transaction costs relate primarily to the merger with TIER REIT, Inc.
Note: Amounts may differ slightly from other schedules contained herein due to rounding.

Cousins Properties	33	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

FUNDS FROM OPERATIONS

	($ in thousands, except per share amounts)
	Three Months Ended December 31,
	2022			2021
	Dollars	Weighted Average Common Shares	Per Share Amount	Dollars	Weighted Average Common Shares	Per Share Amount
Net Income Available to Common Stockholders	$24,118	151,442	$0.16	$167,305	148,688	$1.13
Noncontrolling interest related to unitholders	105	25	—	36	25	—
Conversion of unvested restricted stock units	—	368	—	—	192	(0.01)

Net Income — Diluted	24,223	151,835	0.16	167,341	148,905	1.12
Depreciation and amortization of real estate assets:
Consolidated properties	75,759	—	0.50	73,540	—	0.49
Share of unconsolidated joint ventures	503	—	—	1,582	—	0.01
Partners' share of real estate depreciation	(236)	—	—	(259)	—	—
Loss (gain) on depreciated property transactions:
Consolidated properties	(52)	—	—	(139,510)	—	(0.93)
Share of unconsolidated joint ventures	3	—	—	13	—	—
Investments in unconsolidated joint ventures	(7)	—	—	77	—	—
Funds From Operations	$100,193	151,835	$0.66	$102,784	148,905	$0.69

Cousins Properties	34	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	($ in thousands, except per share amounts)
	Year Ended December 31,
	2022			2021
	Dollars	Weighted Average Common Shares	Per Share Amount	Dollars	Weighted Average Common Shares	Per Share Amount
Net Income Available to Common Stockholders	$166,793	150,113	$1.11	$278,586	148,666	$1.87
Noncontrolling interest related to unitholders	143	25	—	56	25	—
Conversion of stock options	—	—	—	—	1	—
Conversion of unvested restricted stock units	—	281	—	—	199	—

Net Income — Diluted	166,936	150,419	1.11	278,642	148,891	1.87
Depreciation and amortization of real estate assets:
Consolidated properties	295,029	—	1.96	287,469	—	1.93
Share of unconsolidated joint ventures	3,927	—	0.03	9,674	—	0.06
Partners' share of real estate depreciation	(794)	—	(0.01)	(929)	—	(0.01)
Loss (gain) on depreciated property transactions:
Consolidated properties	9	—	—	(152,611)	—	(1.01)
Share of unconsolidated joint ventures	(81)	—	—	39	—	—
Investments in unconsolidated joint ventures	(56,267)	—	(0.37)	(13,083)	—	(0.09)
Funds From Operations	$408,759	150,419	$2.72	$409,201	148,891	$2.75

The tables above show FFO and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the Nareit definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, Nareit created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

Cousins Properties	35	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	($ in thousands)
	Three Months Ended		Year Ended
Net Operating Income	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Net income	$24,349	$167,489	$167,445	$278,996
Net operating income from unconsolidated joint ventures	1,444	3,270	9,524	19,223
Fee income	(749)	(3,132)	(6,119)	(15,559)
Termination fee income	(311)	(2,506)	(2,464)	(5,105)
Other income	(138)	(46)	(2,660)	(451)
Reimbursed expenses	569	1,327	2,024	2,476
General and administrative expenses	6,762	7,306	28,319	29,321
Interest expense	22,083	16,454	72,537	67,027
Depreciation and amortization	75,866	73,693	295,587	288,092
Other expenses	1,257	296	2,134	2,131
Income from unconsolidated joint ventures	(662)	(975)	(7,700)	(6,801)
Loss (gain) on sale of investment in unconsolidated joint ventures	(7)	77	(56,267)	(13,083)
Loss (gain) on investment property transactions	(52)	(139,510)	9	(152,547)
Gain on extinguishment of debt	(269)	—	(169)	—
Net Operating Income	130,142	123,743	502,200	493,720
Less:
Partners' share of NOI from consolidated joint ventures	(422)	(387)	(1,529)	(1,615)
Cousins' share of NOI	$129,720	$123,356	$500,671	$492,105

Net Operating Income	$130,142	$123,743	$502,200	$493,720
Non-cash income	(12,561)	(7,570)	(42,927)	(38,238)
Non-cash expense	234	160	955	615
Cash-Basis Net Operating Income	$117,815	$116,333	$460,228	$456,097

Net Operating Income
Same Property	$107,422	$105,011	$424,315	$424,232
Non-Same Property	22,720	18,732	77,885	69,488
	$130,142	$123,743	$502,200	$493,720

Cash-Basis Net Operating Income
Same Property	$101,196	$98,734	$398,979	$394,940
Non-Same Property	16,619	17,599	61,249	61,157
	$117,815	$116,333	$460,228	$456,097

Cousins Properties	36	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

RECONCILIATION OF 2023 PROJECTED NET INCOME AVAILABLE
TO COMMON STOCKHOLDERS TO 2023 PROJECTED FFO

	Full Year 2023 Guidance
	($ in thousands, except per share amounts)
	Low		High
	Dollars	Per Share Amount (1)	Dollars	Per Share Amount (1)
Net Income Available to Common Stockholders and Net Income	$87,063	$0.57	$105,309	$0.69
Add: Noncontrolling interest related to unitholders	18	—	18	—

Net Income	87,081	0.57	105,327	0.69
Add: Depreciation and amortization of real estate assets	296,098	1.95	296,098	1.95
Funds From Operations	$383,179	$2.52	$401,425	$2.64

(1) Calculated based on projected weighted average shares outstanding of 152.1 million.

Cousins Properties	37	Q4 2022 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DEFINITIONS
The Company uses non-GAAP financial measures in its filings and other public disclosures. The following lists non-GAAP financial measures that the Company commonly uses, a description for each measure, the reasons that management believes the measure is useful to investors and, if material, additional uses of the measure by management of the Company.
“Cash-Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDAre” is a supplemental operating performance measure used in the real estate industry. The Company calculates EBITDAre in accordance with the Nareit definition, which is net income (loss) available to common stockholders (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, losses (gains) on the disposition of depreciated property, and impairment. All additions include the Company's share of unconsolidated joint ventures. Management believes that EBITDAre provides analysts and investors with uniform and appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of non-cash items and transaction costs and include deductions for second generation Capital Expenditures ("CAPEX"). Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“Funds From Operations” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the Nareit definition: net income (loss) available to common stockholders (computed in accordance with GAAP), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, Nareit created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“Net Debt” represents the Company's consolidated debt plus the Company's share of unconsolidated debt, less consolidated cash and cash equivalents and our share of unconsolidated cash and cash equivalents. The Company believes excluding cash and cash equivalents from total debt provides an estimate of the net contractual amount of borrowed capital to be repaid, which it believes is a beneficial disclosure to investors and analysts.
“Net Operating Income” ("NOI") is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. NOI, which is rental property revenues (excluding termination fee income) less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation, amortization, and impairment are also excluded from NOI for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash-Basis Net Operating Income for those office properties that were stabilized and owned by the Company for the entirety of all comparable reporting periods presented. A stabilized property is one that has achieved 90% economic occupancy or has been substantially complete and owned by the Company for one year. Same Property Net Operating Income or Cash-Basis Same Property Net Operating Income allows analysts, investors, and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.
“Second Generation Tenant Improvements and Leasing Costs and Building CAPEX” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space in newly acquired buildings, leasing costs for spaces that have been vacant for one year or more, building improvements on newly acquired buildings that management identifies as necessary to bring the building to the Company's operational standards, and leasing costs and building improvements associated with properties identified as under redevelopment or repositioning. In addition, the Company excludes building improvements intended to attract tenants to increase revenues and/or occupancy rates.

Cousins Properties	38	Q4 2022 Supplemental Information